UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value

Common Stocks—5.0%

Apple Hospitality REIT, Inc.	8,090	$132,757

Ascendas Real Estate Investment Trust	93,087	189,564

Blackstone Mortgage Trust, Inc., Cl. A	1,483	51,149

Carmila SA	8,100	162,425

Eurocommercial Properties NV	3,674	119,049

Fortune Real Estate Investment Trust	165,000	201,068

Gaming & Leisure Properties, Inc.	9,180	344,250

ICADE	2,587	218,068

Keppel REIT	279,000	244,783

Mapletree Commercial Trust	214,000	279,839

Medical Properties Trust, Inc.	15,240	277,368

MGM Growth Properties LLC, Cl. A	5,050	156,550

New Residential Investment Corp.	14,690	249,436

Park Hotels & Resorts, Inc.	11,810	355,127

Physicians Realty Trust	7,200	130,392

Starwood Property Trust, Inc.	12,630	278,870

TPG RE Finance Trust, Inc.	12,390	245,694

Unibail-Rodamco-Westfield	761	137,249

VICI Properties, Inc.	7,300	157,169

Warehouses de Pauw CVA	1,548	226,045

Welltower, Inc.	1,920	148,781

Total Common Stocks (Cost $4,113,861)		4,305,633

Preferred Stocks—3.6%
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][1]	9,775	253,563

Citizens Financial Group, Inc., 6.35% Non-Cum., Series D, Non-Vtg. [US0003M+364.2][1,2]	5,245	133,485

Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	1,000	25,900

DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	3,925	98,910

eBay, Inc., 6.00% Cv.	4,600	124,154

Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	5,450	146,332

GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][1]	6,474	169,036

Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,700	253,364

Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	4,500	116,910

JPMorgan Chase & Co., 6% Non-Cum., Series EE, Non-Vtg.[2]	3,400	87,074

Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	5,975	151,705

Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	8,750	229,950

NiSource, Inc., 6.50%, Non-Vtg. [H15T5Y+363.2][1,2]	3,512	96,159

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non- Vtg. [US0003M+406.7][1]	8,350	220,022

Prudential Financial, Inc., 5.75% Jr. Sub.	1,025	26,035

Public Storage, 5.20% Cum., Series X, Non-Vtg.	4,000	95,280

Qwest Corp., 7.00% Sr. Unsec.	3,146	78,619

Senior Housing Properties Trust, 5.625% Sr. Unsec.	2,875	60,921

Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	2,475	62,667

Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][1]	3,844	96,408

US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][1]	9,925	269,762

1         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks (Continued)

VEREIT, Inc., 6.70% Cum., Non-Vtg.	9,425	$236,945

Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][1]	4,325	120,192

Total Preferred Stocks (Cost $3,205,485)		3,153,393
	Principal Amount
U.S. Government Obligations—3.0%

United States Treasury Bond, 3.375%, 11/15/48	$1,230,000	1,320,304

United States Treasury Nts., 3.125%, 11/15/28	1,230,000	1,282,059

Total U.S. Government Obligations (Cost $2,537,735)		2,602,363

Non-Convertible Corporate Bonds and Notes—6.5%

American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[1,3]	160,000	158,636

Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[1,3]	225,000	242,768

Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,3,4]	200,000	208,823

BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,3,5]	200,000	210,663

Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[1,3]	209,000	186,057

CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[1,3]	170,000	162,715

Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[1,3]	140,000	142,182

Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,3,5]	210,000	228,127

Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[1,3,4]	200,000	205,667

Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[1,3]	125,000	114,091

E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[1,3]	188,000	183,770

Energy Transfer Operating LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[1,3]	109,000	97,307

Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[1,3]	55,000	51,712

General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[1,3]	357,000	314,687

Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[1,3]	11,000	8,129
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[1,3]	105,000	96,886
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[1,3]	110,000	109,488

Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,6]	121,000	103,633

Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[1,3]	109,000	102,823

ILFC E-Capital Trust I, 4.55% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,5]	220,000	167,524

ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,3,4]	200,000	205,098

JPMorgan Chase & Co., 6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[1,3]	199,000	204,639

Lincoln National Corp., 4.998% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[1]	120,000	103,977

Lloyds Banking Group plc, 7.50% [USSW5+449.6] Jr. Sub. Perpetual Bonds[1,3]	200,000	202,795

Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,3,5]	200,000	179,444

MetLife, Inc., 5.875% [US0003M+295.9] Jr. Sub. Perpetual Bonds[1,3]	85,000	84,875

2         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[1]	$107,000	$91,930

PPL Capital Funding, Inc., 5.468% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[1]	111,000	100,489

Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[1,3]	220,000	225,500

Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,3,5]	200,000	207,100

State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[1,3]	95,000	93,061

SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,3]	137,000	129,667
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,3]	121,000	109,017

UBS Group Funding Switzerland AG:
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,3,5]	44,000	44,385
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,3,4]	200,000	208,452

Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1]	118,000	99,294

Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[1,3]	203,000	196,581

Total Non-Convertible Corporate Bonds and Notes (Cost $5,900,708)		5,581,992

Short-Term Note—2.4%

United States Treasury Bills, 2.48%, 5/16/19[7,8] (Cost $2,085,137)	2,100,000	2,085,607

	Shares

Investment Companies—85.4%

ETRACS Alerian MLP Infrastructure Index Exchange Traded Note	316,570	6,917,055

iShares CMBS Exchange Traded Fund	42,790	2,163,890

iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	72,400	7,882,912

iShares MBS Exchange Traded Fund	16,450	1,735,310

iShares MSCI Australia Exchange Traded Fund	11,835	243,683

iShares MSCI Canada Exchange Traded Fund	12,900	348,945

iShares MSCI Emerging Markets Exchange Traded Fund	20,650	890,015

iShares MSCI Japan Exchange Traded Fund	15,372	834,392

iShares Russell 2000 Exchange Traded Fund	29,390	4,380,873

OFI Carlyle Private Credit Fund, Cl. I9	248,016	2,390,873

Oppenheimer Emerging Markets Local Debt Fund, Cl. I9	190,881	1,315,168

Oppenheimer Global High Yield Fund, Cl. I9	465,748	4,149,812

Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[9,10]	5,970,281	5,970,281

Oppenheimer Macquarie Global Infrastructure Fund, Cl. I9	409,830	4,385,181

Oppenheimer Master Event-Linked Bond Fund, LLC[9]	558,266	8,646,879

Oppenheimer Senior Floating Rate Fund, Cl. I9	2,382,411	18,630,453

SPDR EURO STOXX 50 Exchange Traded Fund	57,990	2,044,148

SPDR S&P 500 Exchange Traded Fund	3,267	881,861

Total Investment Companies (Cost $77,226,096)		73,811,731

Total Investments, at Value (Cost $95,069,022)	105.9%	91,540,719

Net Other Assets (Liabilities)	(5.9)	(5,118,711)

Net Assets	100.0%	$86,422,008

3         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Non-income producing security.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $828,040 or 0.96% of the Fund’s net assets at period end.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,037,243 or 1.20% of the Fund’s net assets at period end.

6. Restricted security. The aggregate value of restricted securities at period end was $103,633, which represents

0.12% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	1/18/18	$ 117,879	$ 103,633	$(14,246)

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,688,348. See Note 6 of the accompanying Notes.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2018	Additions	Reductions	January 31, 2019
Investment Company
OFI Carlyle Private Credit Fund, Cl. I	—	248,016	—	248,016
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	—	190,881	—	190,881
Oppenheimer Global High Yield Fund, Cl. I	1,013,786	14,703	562,741	465,748
Oppenheimer Institutional Government Money Market Fund, Cl. E	145,872	20,699,930	14,875,521	5,970,281
Oppenheimer Macquarie Global Infrastructure Fund, Cl. I	—	409,830	—	409,830
Oppenheimer Master Event-Linked Bond Fund, LLC	895,202	—	336,936	558,266
Oppenheimer Senior Floating Rate Fund, Cl. I	2,504,265	35,113	156,967	2,382,411

4         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Footnotes to Statement of Investments (Continued)

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
OFI Carlyle Private Credit Fund, Cl. I	$2,390,873	$68,341	$—	$(109,127)
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	1,315,168	246	—	13,359
Oppenheimer Global High Yield Fund, Cl. I	4,149,812	128,502	(441,857)	320,427
Oppenheimer Institutional
Government Money Market Fund, Cl. E	5,970,281	10,373	—	—
Oppenheimer Macquarie Global Infrastructure Fund, Cl. I	4,385,181	—	—	20,491
Oppenheimer Master Event-Linked Bond Fund, LLC	8,646,879	265,102[a]	(112,712)[a]	(373,763)[a]
Oppenheimer Senior Floating Rate Fund, Cl. I	18,630,453	273,819	(53,960)	(545,661)

Total	$45,488,647	$746,383	$(608,529)	$(674,274)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

10. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$87,636,574	95.7%
France	1,163,632	1.3
Singapore	714,186	0.8
United Kingdom	637,118	0.7
Switzerland	458,504	0.5
Netherlands	324,147	0.4
Belgium	226,045	0.2
Hong Kong	201,069	0.2
Australia	179,444	0.2

Total	$91,540,719	100.0%

Futures Contracts as of January 31, 2019
						Unrealized
		Expiration	NumberNotional Amount			Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)

S&P 500 E-Mini Index	Buy	3/15/19	39	USD 4,940	$5,273,775	$333,979
S&P 500 E-Mini Index	Sell	3/15/19	39	USD 5,173	5,273,775	(100,530)
United States Treasury Long Bonds	Buy	3/20/19	20	USD 2,903	2,933,750	31,216
United States Treasury Nts., 10 yr.	Sell	3/20/19	1	USD 119	122,469	(3,377)

5         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
						Unrealized
		Expiration	NumberNotional Amount			Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
United States
Treasury Nts., 5 yr.	Buy	3/29/19	31	USD 3,518	$3,560,641	$42,570

						$303,858

Centrally Cleared Credit Default Swaps at January 31, 2019
				Notional	Premiums		Unrealized
	Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation/
Reference Asset	Protection	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)
CDX.IG.31	Buy	1.000%	12/20/23	USD 860	$10,356	$(14,123)	$(3,767)

Glossary: Definitions
30YR CMT	30 Year Constant Maturity Treasury
CDX.IG.31	Markit CDX Investment Grade Index
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
S&P	Standard & Poor’s
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

6         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the

7         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related

8         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$2,527,543	$1,778,090	$—	$4,305,633
Preferred Stocks	3,153,393	—	—	3,153,393
U.S. Government Obligations	—	2,602,363	—	2,602,363
Non-Convertible Corporate Bonds and Notes	—	5,581,992	—	5,581,992
Short-Term Note	—	2,085,607	—	2,085,607
Investment Companies	62,773,979	11,037,752	—	73,811,731

Total Investments, at Value	68,454,915	23,085,804	—	91,540,719

9         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Other Financial Instruments:
Futures contracts	$407,765	$—	$—	$407,765

Total Assets	$68,862,680	$23,085,804	$—	$91,948,484

Liabilities Table
Other Financial Instruments:
Futures contracts	$(103,907)	$—	$—	$(103,907)
Centrally cleared swaps, at value	—	(14,123)	—	(14,123)

Total Liabilities	$(103,907)	$(14,123)	$—	$(118,030)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

    For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. Unless

10         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 2.5% of the Master Fund at period end.

Investment in OFI Carlyle Private Credit Fund. The Fund is permitted to invest in OFI Carlyle Private Credit Fund (“Carlyle Fund”), a closed-end management investment company that is operated as an interval fund. OC Private Capital, LLC, a joint venture between the Manager and Carlyle Investment Management LLC, is the investment adviser of Carlyle Fund.

11         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Carlyle Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. The investment objective of Carlyle Fund is to produce current income. The Fund is subject to its proportional share of Carlyle Fund’s expenses, including management fees and incentive fees. The Manager will waive fees and/or reimburse Fund expenses in the amount of indirect management fees paid by the Fund to Carlyle Fund, net of management fee waivers and/or reimbursements received from Carlyle Fund.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

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5. Market Risk Factors (Continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

13         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $21,774,313 and $5,728,427 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset

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6. Use of Derivatives (Continued)

or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be

15         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,465,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in

16         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g.,

17         OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

$250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

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Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019